Investor Conference 2014 1

Scott Bonikowsky Vice-President Corporate Affairs & Investor Relations Introduction 2

Welcome 3

Agenda — Morning Session Topic Presenter Introduction/Housekeeping Scott Bonikowsky, Vice-President Corporate Affairs & Investor Relations Winning in the New Era Marc Caira, President & Chief Executive Officer Trends & Insights Bill Moir, Chief Brand & Marketing Officer Questions & Answers Lunch 4

Agenda — Afternoon Session Topic Presenter Strategic Pillars & The Ultimate Guest Experience David Clanachan, Chief Operating Officer Canada: Lead, Defend & Grow Roland Walton, President, Tim Hortons Canada U.S.: Must-Win Battle Mike Meilleur, Executive Vice-President, Tim Hortons U.S.A. International: Grow, Learn, Expand Jill Sutton, Executive Vice-President, General Counsel, & Corporate Secretary Questions & Answers Break Supply Chain & Productivity Cynthia Devine, Chief Financial Officer Financial Strategy & Outlook Cynthia Devine, Chief Financial Officer Enabling Execution Steve Wuthmann, Executive Vice-President, Human Resources Strategic Plan Summary Marc Caira, Chief Executive Officer Executive Group Q&A 5

Safe harbor statement Certain information in today’s presentations, particularly information regarding future economic performance, finances, and targets, aspirational goals, plans, expectations and objectives of management, and other information, constitutes forward-looking information within the meaning of Canadian securities laws and forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We refer to all of these as forward-looking statements. Various factors including competition in the quick service segment of the food service industry, general economic conditions and others described as “risk factors” in our 2012 Annual Report on Form 10-K filed February 21, 2013, our Quarterly Report on Form 10-Q filed on November 7, 2013, and our 2013 Annual Report on Form 10-K expected to be filed on February 25, 2014 with the U.S. Securities and Exchange Commission and Canadian Securities Administrators, could affect our actual results and cause such results to differ materially from those expressed in, or implied by, forward-looking statements. As such, readers are cautioned not to place undue reliance on forward-looking statements contained in these presentations, which speak only as to management’s expectations as of the date hereof. Forward-looking statements are based on a number of assumptions which may prove to be incorrect, including, but not limited to, assumptions about: (i) prospects and execution risks concerning our growth strategy; (ii) the absence of an adverse event or condition that damages our strong brand position and reputation; (iii) the absence of a material increase in competition or in volume or type of competitive activity within the quick service restaurant segment of the food service industry; (iv) the cost and availability of commodities; (v) the absence of an adverse event or condition that disrupts our distribution operations or impacts our supply chain; (vi) continuing positive working relationships with the majority of our restaurant owners; (vii) the absence of any material adverse effects arising as a result of litigation; (viii) no significant changes in our ability to comply with current or future regulatory requirements; (ix) our ability to retain our senior management team and attract and retain qualified personnel; (x) our ability to maintain investment grade credit ratings; (xi) our ability to obtain financing on favorable terms; and (xii) general worldwide economic conditions. We are presenting this information for the purpose of informing you of management’s current expectations regarding these matters, and this information may not be appropriate for any other purpose. We assume no obligation to update or alter any forward-looking statements after they are made, whether as a result of new information, future events, or otherwise, except as required by applicable law. Please review our full Safe Harbor Statement at www.timhortons.com/en/about/safeharbor.html. 6

Marc Caira President & CEO Winning in the New Era 7

Rejuvenated Canadian growth engine Scalable, profitable U.S. business Established, growing international presence Enhanced capabilities and talent Above market-average total shareholder return (TSR) 2014-2018 8

What you can expect from Tim Hortons in the next 5 years Becoming one of the industry's most consumer-centric, innovation-driven companies Unwavering focus on improving and delivering the ultimate guest experience Leveraging technology for competitive advantage Disciplined management and execution Tim Hortons "Wherever, Whenever, However" 9

BoldDifferentDaring 10

Our Promise We will delight every consumer who comes in contact with our Brand by providing superior quality products/services and the ultimate in guest experience 11

Well positioned… Tremendous growth trajectory 2,535 2,855 3,329 3,639 4,095 4,519 4,904 5,296 5,623 6,042 6,445 6,804 2013 A unique partnership benefiting all stakeholders: Investors, Restaurant Owners, Communities and the Corporation SYSTEMWIDE SALES ($M) +9% CAGR 20122011201020092008200720062005200420032002 12

Well positioned… Key accomplishments Sustained leadership in Canada Unparalleled consumer reach and loyalty Continuing to outgrow the market Over a decade of double- digit sales growth Brand awareness, convenience in our largest markets Emerging successful base in the Gulf Cooperation Council U.S.CANADA INTERNATIONAL 13

Well positioned… The undisputed Canadian beverage leader TOTAL CAFFEINATED BEVERAGES % SHARE OF QSR SERVINGS Source: NPD Crest, 12 months ended November 2013. All trademarks, copyrights and other forms of intellectual property belong to their respective owners. 74.5 4.6 9.6 All Other QSR 11.4 76.6% Cold Specialty Coffee 76.0% Hot Tea 75.9% Brewed Coffee 64.6% Hot Specialty Coffee 14

A ‘New Era’ is facing consumer and restaurant companies (1.1)% Canadian QSR traffic growth 6.6% U.S. Unemployment Source: NPD Crest, November 2013; U.S. Bureau of Statistics, January 2014 Heightened consumer demands Changing demographics Low growth environment Evolving market forces Sweeping technology changes Intensified competition 15

The New Era presents many transformational opportunities Coffee, Beverages and Snacks, A Destination for Meals North America, Global In our Restaurants, Plus Insightful, proactive and agile Known for Coffee and Baked Goods Canada In our Restaurants Opportunistic From To Consumer-centric: Winning GuestsBuilding Restaurants 16

Key Pillars of our Strategy Lead, Defend & Grow A Must-Win Battle Grow, Learn, Expand U.S.CANADA INTERNATIONAL 17

Significant opportunities across our portfolio Defend the core Narrow the average cheque gap Capture new ‘demand spaces’ Extend our brand reach Lead, Defend & Grow Core and priority market AUV growth Optimize box and capital deployment model Focus on select core and priority markets Must-Win Battle Grow and learn in GCC Validate strategy in 2014 beyond GCC Redeploy resources Positioned to enter new market(s) in 2015 Grow, Learn & Expand 18

Several critical enablers will underpin our success Forward looking Rapid idea to launch Nutrition, Health and Wellness In-depth understanding Data driven pursuit of "Demand Spaces" Operational Excellence Consumer Loyalty Individuals Community Planet Focused and accountable Dedicated to the ultimate guest experience Differentiated Innovation Engaged Employees Driven by Consumer Insights Making a True Difference Leverage Technology for Advantage 19

Empowerment with clear accountability Making disciplined choices Fast, nimble, flawless execution An unwavering sense of urgency Winning requires a commitment to expected behaviours 20

Value Above-marketTSR Operating profit improvement Responsible and efficient use of capital Sustainable growth Creation Strong 21

Trends and Insights Bill Moir Chief Brand and Marketing Officer 22

Position of strength #1 Most Trusted Coffee Retailer Brand Ipsos Read #6 Most Influential Brand Ipsos Read Undisputed CoffeeLeader #61 Most Beloved Brands APCO Insight Worldwide in Canada 23

Strong foundation across categories and dayparts Undisputed Coffee Leader Most Popular Most Preferred Best Tasting Snacking leader Variety and ‘premiumization’ Mix of health and indulgence 1/3 of breakfasts out of the home Over half at QSR We outsell competitors by 2-1 Gained momentum & share in 2013 Appealing mix of Deli & Hot Sandwiches Leader in QSR Soup Coffee Baked Goods Breakfast Lunch 24

Mega trends are reshaping the industry MenuEvolution Behavioral &Demographic shifts TechnologyConvergence 25

Menu evolution Quality of IngredientsNutrition, Health & Wellness New Flavours & Customization Green & Sustainable 26

Nutrition, health & wellness 94% eating healthy is important 71% healthfulness of food is important when dining out 52% more likely to go to restaurants with healthier options Insights 27

January 2014Turkey SausageBreakfast Sandwich May 2014Frozen Green Tea Launch 28

Flavours shaping menu directions Insights: New Flavours Strong consumer interest in flavours: bold, tangy, smoky, salty, herbal, sour and bitter Variety & choice becoming table stakes 29

November 2013Jalapeno BiscuitBreakfast Sandwich August 2013Extreme ItalianSandwich 30

Tim Hortons dark roast 83% 39%24% Light/Mild Dark/BoldMedium/Regular Current Blend Dark Roast The average Canadian consumed 1.5 roast types Consumed in the past 4 weeks? Source: NPD Crest 31

Behavioural & demographic shifts: Redefining the market Convenience ‘on the go’MillennialsAging Boomers Ethnic Diversity Trading DownTrading Up 32

Resonating across demographic segments Source: Tim Hortons Brand Tracking, Canada, year ended Q3 2013 Total 18-24 25-34 35-49 50+ Female Male 96106105 104 97103Index PAST 4 WEEKS USAGE - TIM HORTONS (%) Tot l 58 60 60 61 55 60 56 33

Multi-Channel Technology convergence sweeping the industry Loyalty Programs & Customer InfoBig Data Social Connectivity 34

Technology convergence sweeping the industry Multi-Channel Half of consumers now use Smartphones as device of choice: Orders Payments Couponing/Loyalty 35

Social Connectivity Technology convergence sweeping the industry The digital/social world is driving new ways to: Gather information Connect with community Engage with Brand 36

Digitally Connected All trademarks, copyrights and other forms of intellectual property belong to their respective owners. 23% TimHortons.com Growth in the last 12 months 168K Followers on Twitter #1 Facebook page in Canada 2.4M Likes on Facebook 37

Aligning for success Talent Advantage Innovation Imperative Authenticity Constant Communication Brand Affinity The ‘Brand’ is crucial Authenticity, Transparency Social Consciousness All trademarks, copyrights and other forms of intellectual property belong to their respective owners. 38

Aligning for success Innovation Imperative Differentiated innovation Robust, continuous pipeline with an understanding of the trends 39

Three core concepts are emerging to sharpen our approach Innovation Council Innovation Lab Demand Spaces 40

Innovation Council Insights Pipeline Development Executive Alignment Go to Market Launch Test 41

Demand spaces Emotional and functional drivers Factors that drive choice for a specific occasion Statistically clustered responses Common needs or demand spaces 42

Areas of growth and opportunity Charge Caffeine fix $1.3B $0.3B Breakfast on the run $1.6B $0.4B Just feed me $2.6B $1.7B Connect Morning leisure $1.5B $0.4B Modest comfort $2.2B $0.9B Health aware $2.9B $1.1B Family time $2.4B $1.5B Crave Treat break $4.0B $1.0B Satisfy craving $3.7B $1.7B Source: Consumer Survey (August - September 2013) $22.2B $9.0BTotal Market: Tim Hortons U.S. coreand priority markets$$ $$ 43

Defending the core Leading Caffeine fix $1.3B $0.3B Breakfast on the run $1.6B $0.4B Treat break $4.0B $1.0B Morning leisure $0.4B$1.5B Source: Consumer Survey (August - September 2013) Tim Hortons U.S. core and priority markets$$ $$ 44

Areas of opportunity Just feed me $2.6B $1.7B Health aware $2.9B $1.1B Modest comfort $2.2B $0.9B Family time $2.4B $1.5B Satisfy craving $3.7B $1.7B Tim Hortons U.S. core and priority markets$$ $$ 45

Tims innovation lab – flexible and nimble The change is done “with” the restaurant “Strategy team” (sub- set) in restaurant daily Part of the lab team Many revisions and enhancements expected Staff members encouraged to experiment Try > Learn > Adjust Progress is reviewed daily/weekly Operational gaps rapidly fixed 46

Menuboard Pricing Product Assortment Substitution Options Product Emphasis / Placement Combos and Combo Pricing In-store Marketing Collateral Coupons/ Loyalty Incentives Operational Standards Employee Scripts Manager Engagement Product Attributes Multi-purpose lab 47

Be Bold,Be Different Be Daring 48

Digital – Coffee Leadership Art of Coffee unique users create multiple pieces of coffee art +35,000

Digital activity creating awareness and engagement Sidney Crosby Jump the Boards Engage with the idea that Hockey, like Tim Hortons, unites all All trademarks, copyrights and other forms of intellectual property belong to their respective owners. 50

PR campaigns and digital /social activity integrated The Pre-Cup was created by coffee lovers, for coffee lovers, to add a fun twist when they’re treating someone to coffee during RRRoll up the Rim to Win Pre-Cup

Becoming one of the industry’s most consumer-centric companies Deepen our consumer insights Aggregate consumer insights to drive decision-making and innovation Focus on the ultimate guest experience Build stronger loyalty 52

David Clanachan Chief Operating Officer Strategic Pillars & the Ultimate Guest Experience 53

Tim Hortons today Undisputed market share leader Historically outgrowing the market Proven cash flow generator Strong presence in several major markets Double-digit top-line growth Brand awareness and convenience created in core and priority markets Emerging successful base in the Gulf Cooperation Council Longer-term expansion opportunities 3,588 locations 859 locations 38 locations As of December 29, 2013 CANADA U.S. INTERNATIONAL Coffee Value Freshness Quality Speed Community Franchisee Led 54

Rejuvenating and reigniting Canada Putting the U.S. on solid footing to scale for sustainable, profitable growth Getting established internationally 55

Complexity to Simplicity Brand Appeal and the in-restaurant experience Embracing technology Operational Excellence Delivering theUltimate Guest Experience 56

Operationalexcellence Operational excellence underpins our ability to deliver the growth set out in our Strategic Plan. 57

Core focus areas guide our operational excellence initiatives Coffee Leadership Speed of Service Flawless Execution 58

Coffee leadershipand our promise Procurement, roasting, blending and in-restaurant Consistency and freshness “100/0” – narrow the execution gap 59

Speed of Service Gift ofTime 60

Speed of service continues to be a key priority 90% of Canadian restaurants with a drive-thru now have either a Double-Order Station or 5th Car capabilities 100% of targeted sites will be completed by the end of 2014 In 2013 we doubled-down on improving throughput and capacity Express Beverage Lines Mobile Payment Platforms 61

We are making the restaurants and our management systems more automated and effective 42 millionmetrics 1 billion in-restaurant 700 millioncars 140 millionlogs 30 milliontraining 500 thousandsurveys 62

Complexity toSimplicity 63

Simplification is a key enabler Products Product Builds Equipment Procedures 64

AppealBrand Experience& In-Restaurant ‘Table Stakes’ in the New Era 65

We areEnticing New and Lapsed Guests 66

Reimaging Program Changing perceptions of the brand and attracting new demographics 67

In-RestaurantExperience Hospitality defines the Tim Hortons experience in the New Era 68

We’re your home away from home A proud member of your community A friendly neighbour A place where you’re always welcome 69

Understanding the guest 70

Tim Hortons today is a very contemporary, dynamic brand in the marketplace In last five years ~50% of our restaurants systemwide have the ‘New Look’, either through renovations or new builds ~80% by end of 2018 ~350 renovations in 2013 alone ~450 in 2014 71

Embracing Technology All trademarks, copyrights and other forms of intellectual property belong to their respective owners. A key role in driving sales growth across our business 72

Guest Services Guest Engagement Technology Strategy GUEST CONTACT POINTS Transaction Data Psychographics Basket Data Demographics Payments Digital Bricks & Mortar One-to-One Relevance AGGREGATION INSIGHTS Timmy Me Web Social E-Com Tim Card Co-brand Card Ordering & Payments POS Restaurants Engagement Engine All trademarks, copyrights and other forms of intellectual property belong to their respective owners. 73

Mobile payments increasingly importantto mainstream guests We are innovating at a rapid pace Add Tim Card Select Restaurant Enter Order Create Barcode Register & Sign inOne PlatformOne Engine 74

Digital Menu Boards – Before and After 75

76

Customer Experience A closed loop that is corporately driven to provide an experience focused on the world of Tim Hortons Customer Engagement TimsTV offers the Brand an ability to speak to customers directly in a creative, informative, entertaining and engaging manner 77

Breaking news…First of its Kind: Tim Hortons Dual-branded Payment Card Dual purpose, dual branded payment card Entry into loyalty Launch date – May 2014 On to the next level… 78

We are well positioned to thrive and adapt in the New Era Opportunities across our geographic markets Focusing on what matters to drive relevance and engagement in the market Our Ultimate Guest Experience will be driven by operational excellence… done flawlessly 79

Roland Walton President, Tim Hortons Canada Canada: Lead, Defend & Grow 80

80% of restaurants* 90% of chain sales* 99% Canada will continue to be our economic engine during the Strategic Plan period of 2014–2018 *Based on 2013 results of business unit operating income* TODAY 81

Leading QSR market share 42%27% share of dollars share of traffic More than the next 15 chains combined Source: NPD Crest, year ended November 2013 82

Leading in multiple QSR categories #1 Hot beveragesBreakfastMorning snackAfternoon snackEvening snack Challenging for #1 in lunch Source: NPD Crest, year ended November 2013 83

Key 2014-2018 strategic pillars for Canada Defend the core Extend brand reach Capture new consumer spaces Narrow the average cheque gap Base Business Rejuvenated Business Drive item count, items per order and offer premium items Focus against specific demand spaces Win at lunch, attack supper Build out footprint Logical adjacencies Hold core traffic – operational excellence Drive mix Category leadership 84

Defend the core Defending and protecting our core business within a slower growth market and more challenging competitive environment includes four key elements Operational excellence Complexity to simplicity Category leadership Ultimate guest experience 85

Defending and cementing our coffee leadership Order accuracy Coffee consistency Speed of service Roast profiles and blends Milk-based espressos Coffee of origins Brewing and roasting systems Operational Excellence Coffee Innovation Technology 86

Food leadership is a key driver of our Strategic Plan Becoming a food ‘destination’ a key driver of growth Hot breakfast sandwich Lunch & other dayparts Ownable lunch proposition: Fresh, bolder flavours and significant moves in Health, Nutrition & Wellness Proprietary food platforms that transcend dayparts Redefine value with ‘premiumization’, sizing options and combos with relevant side orders Daypart and demand space innovation to drive relevance DRIVERS OF CDN SSSG (%) 2014-2018F Traffic Mix Premium Snacking & baked goods 87

Narrow the AverageCheque Gap 88

Average cheque opportunity spans multiple dayparts 4.1 2.6 5.2 2.7 5.7 2.6 5.6 3.3 7.0 4.0 7.9 4.8 Breakfast/Brunch SupperAfternoonsnack 27% EveningsnackAM Snack Lunch Rest of QSRTim Hortons TIM HORTONS CHEQUE SIZE LAGS PEERS IN EVERY DAYPART Cheque size ($) 23% 27% 32% 28% 45% Source: NPD Crest, year ended May 2013 89

Combos are a key focus area and big opportunity in the Canadian business 15-20%Goal of meal orders to increase from two to three items 90

Our plan will include initiatives to increase the number of items per order 4% 12% 2% 40% % of total orders Coffee(s), Tea(s) only Baked Good(s) only All Other Mixed Drink(s) Meal Item(s) only Almost60% Goal5-10% of snack orders increase from one to two items of orders include only one item 91

Coffee mix drives average cheque gap, but compelling opportunities exist to narrow the gap 6.50 Tims (today) QSR* Total gap Tims (plan) AVERAGE CHEQUE GAP ($) * QSR (excluding Tim Hortons) average cheque. Source: NPD Crest, year-ended November 2013. Immediate focus 92

Capture New ConsumerDemand Spaces 93

Demand space opportunities Just feed me Modest comfortHealth aware Family timeSatisfy craving 5-15% $4.9B $5.0B Source: Consumer Survey, August/September 2013 Lunch Supper OUR CURRENT SHARE OPPORTUNITY 94

Expanding ourBrand Reach 95

We have continued runway for unit development, but format mix will shift in outer years of the Strategic Plan RESTAURANT TYPE 33% Standard Non- Std 67% 50% 50% Historical 2014-2018 Development 2013 18,900 2018 17,100 West 2013 13,900 2018 13,300 Canada 2013 17,600 2018 15,800 Québec 2013 8,100 2018 8,500 East 2013 11,400 2018 11,300 Ontario * Population per standard restaurant Runway for more than 600 units Canada 96

We believe we also have a compelling opportunity in non-standard and captive audience channels 70 90 110 170 470 ~55 ~410 ~1200 ~1480 ~1100 Transportation Business & Industry Hospitals Education Petroleum Existing units, year-end 2013 Remaining channel opportunity (units) 97

Development shifts in later years of strategic plan to reflect new formats ExpressUrban Self-Serve 98

Brand leverage and channel extension provide incremental opportunity Retail channels Commercial channels Office Roast & ground coffee Single-serve coffee Vending 99

Canada remains the profit engine throughout the plan period However, the business is at a critical inflection point Strategic planning process has highlighted many growth avenues Vision for 2018: Rejuvenated Canadian business Lead, Defend & Grow 100

U.S. Must-Win Battle Mike Meilleur Executive Vice-President Tim Hortons U.S.A 101

By 2018, a $50M EBIT business ready to scale for profitable and sustainable growth 102

Tim Hortons U.S. strategic evolution Profitably Grow Concept Establish Foundation Aggressively Scale Establish brand identity Build a foothold in key markets Drive awareness and convenience AUV growth within current footprint Focus on select core and priority markets Optimize box and capital deployment model Solidify position across multiple dayparts Pursue bolder moves into multiple new markets Contribute meaningfully to corporate performance 2008 – 2013 2014 – 2018 2018STRATEGIC PLAN FOCUS 103

One of the U.S.’s fastest growing QSR chains* CHAIN SALES ($US M) 10.5% CAGR RESTAURANTS 10.6% CAGR 358 415 441 478 537 589 2008 398 422 405 435 478 501 34 54 74 115 147 177 88 87 123 164 179 181 2009 2010 2011 2012 2013 2008 2009 2010 2011 2012 2013 520 563 602 714 804 859 Standard Non-Standard Self Serve *Ranked Top 5 in growth in U.S. franchise units, Nation's Restaurant News, 2013. Named the 4th fastest-growing chain for 2011, by percentage of unit change (Technomic 2012 report). 104

Established significant convenience in last 5 years Portland Bangor New York City Rochester Detroit Flint Toledo Presque Isle Parkersburg Huntington Youngstown Erie Buffalo Syracuse Watertown Lansing Columbus Grand Rapids Dayton EMERGING CORE PRIORITY Pittsburgh 105

We have repositioned our image as a Cafe & Bake Shop >50% of units 106

17% Tim Hortons Standard Restaurants AUV growth over 2008 30% Average unit volumes have grown significantly Year 1 AUV growth over 2008 107

Competing effectively in a big & growing segment TIM HORTONS BREAKFAST GROWTH +17% Year ended 2013 +106% Growth over 2008 We are taking share in our strongest daypart * Standard restaurants 108

Two-part strategy Drive AUVs to improve returns Existing assets Drive innovation and positioning to appeal directly to American Consumer Drive incremental trial and loyalty across multiple dayparts Breakthrough differentiated innovation Optimize the model to increase profit and drive growth New assets Significantly reduce capital intensity Pursue accretive development within planning period Expand area development opportunities Drive our U.S. business to a new, profitable level of growth 109

95% of population* is aware of Tim Hortons 79% of population* finds Tim Hortons convenient *in core and priority markets Drive AUV improvement across all dayparts 110

Aware Convenient Visited Visit multiple Visit regularly We have created significant awareness and convenience Our opportunity is to grow frequency and convert traffic to other dayparts ALL DAYPARTS – CORE AND PRIORITY MARKETS LUNCH – EXCLUDING BUFFALO Aware Convenient Considered Visited Visit multiple Visit regularly 22 48 68 79 95 4 13 22 26 76 95 % of surveyed population responding positively 111

Enhance loyalty and spend at breakfast Increase unit Frequency Drive average cheque with meals Increase trial with coffee and beverages Further penetrate breakfast with innovation 112

Drive consideration beyond morning daypart Drive AUV improvement through innovation and marketing 113

Demand space opportunities

EXISTING STRENGTHS

Caffeine fix



Breakfast on the run



Morning leisure



Treat break



AM guests trade up
to meal occasion

1 in 15

OPPORTUNITIES

Just feed me



Health aware



Modest comfort



Family time



AM guests return
for lunch

1 in 25

Satisfy craving



AM guests return for
afternoon snack

Capture Fair Share

114

Disciplined growth Traditional development with corporate real estate control Infill development with moderate capital deployment Local development with franchisee real estate control Strategic development with partners 115

Non-standard & non-capital Non- Standard Restaurant Standard Restaurant Capital Non- Capital Capital Non- Capital Non- Standard Restaurant Standard Restaurant HISTORIC PLAN A larger percentage of mix to build out our brand presence 116

New development agreements Youngstown Fargo/Minot St. Louis Fort Wayne 5-year development targets St. Louis 40 Youngstown 25 Fort Wayne 15 Fargo/Minot 15 * Combination of standard and non-standard. 117

Reducing initial investment costs Reduced size of prototype Decreased building costs by 8% Gained efficiencies with equipment Costs reduced by 6% Additional 10–15% cost reductions with new fit for U.S. purpose prototype 2014–2015Cafe & Bake Shop 118

Becoming a meaningful contributor to consolidated performance Famous for Cafe & Bake Shop AUV growth in current footprint Drive increased trial & loyalty Enhance returns by reducing capital deployment 119

International: Grow, Learn, Expand Jill Sutton Executive Vice-President, General Counsel & Corporate Secretary 120

Saudi Arabia Oman UAE Qatar Kuwait Bahrain 100 120 restaurants targeted to open in the UAE, Qatar, Bahrain, Kuwait & Oman restaurants targeted to open in Saudi Arabia Grow – Learn – Expand Saudi Arabia TOTAL NUMBER OF RESTAURANTS 5 24 38 63 10 2011 2012 2013 2014 (estimated) At year-end 121

Filtering process has been instrumental to our success Criteria by which markets are evaluated Importance of partner Optimal base model to drive positive cash flows Due diligence 122

Grow – Learn – Expand GCC Model Royalties License and Franchise Fees Supply Chain Partner Capital Oversight 123

We expect the GCC business to continue to generate meaningful increases in chain sales over the plan period TIM HORTONS GCC CHAIN SALES Brand has market relevance Development, including real estate access & capabilities Local marketing/social media knowledge Operational excellence Chain sales drivers 2015 2016 2017 20182014 124

Grow – Learn – Expand Guiding principles Macro factors Core brand strengths We will validate our international expansion strategy in 2014 125

Guiding principles Core brand will not be comprised, however adaptations will be made for local markets Entry with strong local partner that has the capability to invest Select a model that will deliver positive cash flows within five years Dedicated resources and executive team representatives Expand concept globally and profitably Brand Financial Entry Management Overall 126

Macro factors Political and economic environment coupled with the competitive landscape are key considerations in enabling success Macro factors Population GDP Political stability Urban density Coffee consumption Fast food sales Ease of entry Integration of English language Canadian citizens 127

We have 8 core brand attributes that travel to International Markets Great coffee combined with great food at reasonable prices We play in multiple dayparts “Always Fresh” brand positioning In-restaurant experience Operational excellence Penetration leads to convenience and trial Community involvement Value 128

Grow – Learn – Expand Our international path forward Continue to learn and grow in the GCC Validate strategy in 2014 beyond the GCC Redeploy human resources to International beyond the GCCPositioned to enter new markets in 2015 129

Cynthia Devine Chief Financial Officer Supply Chain & Productivity 130

Supply Chain overview ObjectivesProcurement & Logistics Warehouse & Distribution Manufacturing Protect proprietary products Leverage scale Realize systemwide benefits Important contributor to profitability, with relatively modest capital investment Less than10% of Property, Plant& Equipment 131

Significant opportunities exist in our supply chain 3-channel 1 truck Delivery Efficiencies Warehouse Simplification Supplier Optimization 132

Tim Hortons operates a hybrid distribution model today


British Columbia
Alberta
Saskatchewan
Manitoba
Ontario
Québec
Newfoundland & Labrador
New Brunswick
PEI
Nova Scotia
Maine
VT
NH
New York
Mass
Conn
Michigan
Pennsylvania
NJ
Indiana
Ohio
Delaware
WV
Virginia
Kentucky
48%
Single delivery via full service DCs (THI-only)
29%
Single delivery via full-service DCs (3rd party-only)
23%
Duplicated delivery via partial service DCs (THI and 3rd party)
THI DC

During our Strategic Plan, we will explore various alternatives for full 3-channel delivery across the system

133

Summary Moderate investment, attractive returns Committed to delivering value to restaurant owners Driving efficiencies and effectiveness over the life of the strategic plan 134

We protect and invest in those areas of our supply chain we view as strategic. Other areas we view as transactional and look for the most efficient, effective models including outsourcing. 135

Cynthia Devine Chief Financial Officer Financial Strategy & Outlook 136

Our strategic plan builds on our substantial financial strength Building on our track record Increasing cash flows enable reinvestment and return of value Investing in 2014 to create sustainable long-term growth 2015 to 2018 aspirational targets 137

Year ended December 29, 2013, except as otherwise noted, CAD (1) As at February 22, 2014 (2) Franchised restaurant sales are reported to us by our restaurant owners. Franchised restaurant sales result in royalties and rental revenues, which are included in our franchise revenues, as well as distribution sales. (3) Free cash flow is a non-GAAP measure. Refer to slide 153 for information about the use of this non-GAAP measure, as well as a reconciliation to its closest GAAP measure. $353M$621M Free Cash Flow3Operating Income One of the industry’s strongest financial performers $3.3B~$8B Total Revenues Franchised Sales2Market Capitalization1 $6.7B+ 138

(1) CAGR is calculated using Total Revenue from 2008 to 2013. (2) 2009 results consist of 53 weeks. (3) Sales include distribution sales, Company-operated restaurant sales and sales from consolidatednon-owned restaurants. Long track record of revenue growth REVENUES ($CDN B) 7.9% CAGR1 1.5 1.7 1.8 2.0 2.2 2.3 0.1 0.1 0.1 0.1 0.1 0.2 0.6 0.6 0.7 0.7 0.8 0.8 2008 20092 2010 2011 2012 2013 Sales3 Franchise Fees Rent & Royalties 2.2 2.4 2.5 2.9 3.1 3.3 139

(1) Free cash flow is a non-GAAP measure. Refer to slide 153 for information about the use of this non-GAAP measure, as well as a reconciliation to its closest GAAP measure. Strong earnings and free cash flow growth EPS (DILUTED) ($CDN) 12.7% CAGR FREE CASH FLOW1 ($CDN M) 13.0% CAGR 1.55 2.82 2008 2013 192 353 2008 2013

Industry leader in financial returns and performance


OPERATING MARGIN (%)
19.1
15.6
5.2
RETURN ON ASSETS (%)
18.0
9.3
8.6
RETURN ON INVESTED CAPITAL (%)
24.8
14.9
12.2
Tim Hortons
N.A. Restaurant Peers
Canadian Retail Peers

Source: FactSet. Industry figures based on the average of 25 major North American restaurant companies and 10 major Canadian retail companies from their most recently completed quarterly filings for the last 12 months as of February 2014. Tim Hortons figures based on application of FactSet definitions to reported results up to and including fiscal 2013 year end. Refer to slide 154 for list of companies in each peer group and definitions of the measures used by FactSet to calculate Operating Margin, Return on Assets and Return on Invested Capital.

141

2014–2018 Moving confidently into the future on sound financial footing. 2014–2018 Moving confidently into the future on sound financial footing. 142

Three key priorities drive our capital allocation decisions Focus on organic growth Invest in the business Maintain financial strength and flexibility Dividend growth Diligently and predictably return capital to shareholders Strong and flexible balance sheet to support future growth Maintain investment grade rating Share repurchase 143

177 187 180 to 230221 150 to 170 Capital highlights Higher capital spending in 2013 to 2015 to support enhanced renovation program More moderate capital spending beyond 2015 Reinvest in the business prudently to drive future growth Capital intensity reduces in outer years of strategic plan Corporate U.S. Canada CAPITAL SPENDING (CDN$ M)1 (1) Excludes capital investment by Ad Fund (2011—$4, 2012—$49, 2013—$22) 2011 2012 2013 2014 to 2015 2016 to 2018 144

TOTAL DEBT IN THE CAPITAL STRUCTURE (%) ADJUSTED EBITDA TO INTEREST COVERAGE ADJUSTED TOTAL DEBT/ ADJUSTED EBITDAR Capital structure remains strong… flexibility increases over life of strategic plan ~2.9x ~11x ~82% Adjusted Total Debt to Adjusted EBITDAR and Adjusted EBITDA to Interest Coverage are non-GAAP measures. For more information and a reconciliation of 2013 Pro Forma figures to the nearest GAAP measure, please refer to slide 155. 2018 estimates are for illustrative purposes only. 2012 2013 2013 2018E 2012 2013 2013 2018E 2012 2013 2013 2018E 2013 Pro Forma adjusted for full-year interest expense and includes the expected additional $450M of debt Increased flexibility in later years of strategic plan Intend to refinance $300M in 2017 ProFormaProForma ProForma 145

* Percentages rounded Demonstrated commitment to return value to shareholders Plan includes meaningful increases in payout range beyond 2014 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 2010 QUARTERLY DIVIDEND HISTORY 2013 24% 31% 2011 2012 2014 23% 24% Dividend 2009 30% 20-25% 30-35% 35-40% Payout Range 146

Recapitalization in 2013 Normal course share repurchases used to deploy excess free cash beyond dividends Meaningful contributor to EPS growth Demonstrated commitment to return value to shareholders SHARE REPURCHASE HISTORY ($CDN M) *~$40 million of the 2014/2015 program is expected to be purchased in January and February of 2015 >$2B in share repurchases since 2009 2010 2011 2012 2013 20142009 191 400 130 570 225 720 631 40* 240 YTD Approved 147

TARGETS 2014 Key Highlights & Targets Solid improvement in 2014 despite low growth environment Investment year to build sustainable longer-term growth Canada Same-store Sales Growth CAPEX Restaurant Development Tax Rate 1 to 3% U.S. 2 to4% Canada 140 to 160 U.S. 40 to 60 EPS $180M to $220M (including US$30M in U.S.) ~29% $3.17 to $3.27 HIGHLIGHTS Capex and EPS in $CDN 148

Aspirations: 2015 to 2018 Earnings Per Share (CAGR) 11% to 13% Free Cash Flow(1) (cumulative) ~$2 billion New Units* (cumulative) >800 * Gross new restaurants, including a small number of self-serve units (1) Free cash flow is a non-GAAP measure. Refer to slide 153 for the underlying calculation methodology. Improving Return on Assets & Total Returns to Shareholders 149

Strategic plan drives significant cash flows and financial flexibility Opportunity to return significant value to shareholders through Dividends and Share Repurchase Plan includes meaningful increases to Dividend Payout Range over life of plan CAPEX Free Cash Flow EXPECT TO GENERATE ~CDN$2 BILLION IN FREE CASH FLOW(1) FROM 2015-2018 Unique business model and declining CAPEX requirements drives improved cash flows Illustrative (1) Free cash flow is a non-GAAP measure. Refer to slide 153 for the underlying calculation methodology. 2015 20182016 2017 150

Investing in 2014 to create long-term sustainable growth: 2015-2018 represents a return to stronger growth and cash flows Stronger earnings and reduced CAPEX drive increased free cash flows longer-term Plan includes meaningful dividend increases and dividend payout ratio increases Increased financial flexibility in later plan years driven by improved leverage ratios 151

Appendices 152

Free cash flow Free cash flow is a non-GAAP measure. Free cash flow is generally defined as net income adjusted for amortization and depreciation, net of capital requirements to sustain business growth. Management believes that free cash flow is an important tool to compare underlying cash flow generated from core operating activities once capital investment requirements have been met. The Company’s use of free cash flow may differ from similar measures reported by other companies. The reconciliation of net income attributable to THI, a GAAP measure, to free cash flow is set forth below. Free Cash Flow ($ in millions, CDN) 2013 2008 Net income attributable to THI 424 285 Depreciation and amortization (excluding VIEs) 150 92 Free Cash Flow Before Investments 574 377 Capex1 221 185 Free Cash Flow 353 192 * All numbers rounded. (1) CAPEX excludes capital expenditures by the Ad Fund. Non-GAAP measure 153

Operating Margin, Return on Assets, and Return on Invested Capital Companies comprising peer groups Bob Evans Farms Inc. Brinker International Inc. Buffalo Wild Wings Inc. Burger King Worldwide Inc. CEC Entertainment, Inc. Cheesecake Factory Inc. Chipotle Mexican Grill Inc. Cracker Barrel Old Country Store Inc. Darden Restaurants Inc. DineEquity Inc. Domino's Pizza Inc. Dunkin' Brands Group Inc. Fiesta Restaurant Group Inc. Jack in the Box Inc. Krispy Kreme Doughnuts Inc. McDonald's Corp. Panera Bread Co. Papa John's International Inc. Popeyes Louisiana Kitchen Inc. Red Robin Gourmet Burgers Inc. Sonic Corp. Starbucks Corp. Texas Roadhouse Inc The Wendy's Co. Yum! Brands Inc. North American Restaurant Peers Canadian Retail Peers Alimentation Couche-Tard Inc. Canadian Tire Corporation Dollarama Inc. Empire Co. Ltd. Hudson's Bay Co. Loblaw Companies Limited Metro Inc. RONA Inc. Shoppers Drug Mart Corporation The Jean Coutu Group Inc. Operating Margin calculated as Operating Income divided by Net Sales or Revenue, multiplied by 100. Return on Assets calculated as Net Income divided by the two fiscal period average of Total Assets. Return on Invested Capital calculated as Net Income divided by the two fiscal period average of Total Invested Capital, multiplied by 100. FactSet Metric Definitions 154

Non-GAAP measure: Adjusted Debt to Adjusted EBITDAR, and Adjusted EBITDA to Interest Coverage ($CDN M) 2013 Adjustments 2013 Pro forma 1 Operating income $621 $621 Less: Equity and other income (16) (16) Add: Corporate reorganization expenses 12 12 Add: Asset impairment and De-branding costs 22 22 Add: Depreciation and amortization2 155 155 Adjusted EBITDA $794 $794 Less: Lease adjustment (contingent rental income/expense) (187) (187) Add: Minimum rent expense 106 106 Adjusted EBITDAR $713 $713 Term debt (includes Advertising fund) $843 $450 $1,293 Capital leases 121 121 Current portion of long-term obligations 18 18 Capitalized minimum rent obligations3 638 638 Total Adjusted Debt $1,620 $450 $2,070 Interest Expense $39 $34 $73 Total Debt $982 $450 $1,432 Total Equity $762 ($450) $312 Total Capital $1,744 $1,744 2013 2013 Pro forma1 Total Adjusted Debt to EBITDAR 2.3x 2.9x Adjusted EBITDA to Interest Coverage 20x 11x % of Total Debt in Capital Structure 56% 82% (1) 2013 pro forma figures reflect the estimated full-year impact of interest costs associated with the $450 million of debt added in November 2013 and the additional $450 million of approved incremental debt expected to be added in 2014. (2) Depreciation and amortization associated with de-branding activities has been included with asset impairment and de-branding costs. (3) Capitalized minimum rent expense by 6 times. * All numbers rounded. 155

Enabling Execution Steve Wuthmann Executive Vice-President, Human Resources 156

Tim Hortons people processes and capabilities Talent & Capabilities Structure & Alignment Transforming to enable the strategy Accountability & Performance Management 157

Talent & Capabilities The ‘War for Talent’ and need for deep capability will drive transformation in our people practices Core focus on restaurant owner and employee engagement Major Employee Value Proposition initiative Deep development and succession planning processes to fuel the talent pipeline 158

Structure & Alignment Organizational alignment will be key to our success Align employee incentive plans Shareholder and restaurant owner-friendly metrics: net income, SSSG, ROA, TSR Strategy execution measures for executives Creation of new Strategy Project Management Office with dedicated senior leadership Strategic workstreams with direct executive oversight and accountability 159

Accountability & Performance Management Role clarity and individual accountability will be championed Driving role-clarity and accountability processes New, highly disciplined objective setting process for all employees Strengthened performance management process that focuses on objective achievement and alignment of behaviours Targeted training and development programs to enhance overall performance management 160

Marc Caira President & CEO Strategic Plan Summary 161

It all comes down to leadership and execution 162

It all comes down to leadership and execution We are committed toFlawless Execution 163

Value Above-marketTSR Operating profit improvement Responsible and efficient use of capital Sustainable growth Creation Strong 164

Bold,Different Daring 165

Rejuvenated Canadian growth engine Scalable, profitable U.S. business Established, growing international presence Enhanced capabilities and talent Above market-average total shareholder return (TSR) 2014-2018